UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2011 (February 28, 2011)

Liberator, Inc.
(Exact name of registrant as specified in Charter)

WES Consulting, Inc.
(Former Name of Registrant)

Florida	000-53314	59-3581576
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2745 Bankers Industrial Drive
Atlanta, GA 30360
 (Address of Principal Executive Offices)

(770) 246-6400
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective February 28, 2011, WES Consulting, Inc. (the “Company”) changed its name to “Liberator, Inc.” by filing an Articles of Amendment to its Articles of Incorporation with the Florida Department of State.  A copy of the Articles of Amendment is filed as Exhibit 3.1 hereto and incorporated herein by reference.

In addition, effective March 4, 2011, the Company’s quotation symbol on the Over-the-Counter Bulletin Board will change from WSCU to LUVU.  The new CUSIP number is 53012Q 10 7.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exh. No.	Description

3.1	Articles of Amendment, effective February 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Liberator, Inc. (Registrant)

Date: March 2, 2011	By:	/s/ Louis S. Friedman
Louis S. Friedman Chief Executive Officer and President